Exhibit 10.1

ACTION BY WRITTEN CONSENT OF DIRECTORS

OF

GAWK INCORPORATED
A Nevada Corporation

The undersigned, being all of the Directors of GAWK Incorporated, a Nevada Corporation (the "Corporation") pursuant to the Bylaws of the Corporation and the Nevada Statutes, hereby consent to the following actions of the Corporation as of March 6, 2014, a copy of which shall be filed with the minutes of the Corporation:

Whereas, the Corporation has deemed the following actions to be in its best-interests;

NOW, WHEREFORE IT IS RESOLVED AS FOLLOWS:

1.	SHARE CANCELLATION.

RESOLVED: That the Corporation be and hereby is authorized to cancel the following shares of common stock for the reasons set forth below:

150,000,000 Restricted Common Shares Owned by TEKNOVU, Inc., which have been cancelled per the Shareholder's instructions, attached hereto, in exchange for the issuance of the below referenced shares of SERIES A Preferred Stock.

2.	SHARE ISSUANCE.

RESOLVED FURTHER: That the Corporation be and hereby is authorized to issue the following shares of common stock for the reasons set forth below:

1,000 shares of SERIES A Preferred Stock to TEKNOVU, Inc., which are being issued in exchange for the cancellation of the above referenced 150,000,000 Restricted Common Shares.

RESOLVED FURTHER: That VStock Transfer, the registrar and transfer agent of the Corporation is authorized to issue certificates representing said Shares to TEKNOVU, Inc.

RESOLVED FURTHER: That as said shares are being issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933 and that said shares represent "Restricted Securities" and the share certificate shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE.”

2.	OMNIBUS RESOLUTION.

RESOLVED: That the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Corporation, to take any and all actions reasonably necessary or appropriate to carry out the intent of the above resolutions, including the execution of documents, issuance of share certificates, warrants, debentures and making any filings with federal and state securities authorities as they deem necessary or appropriate, and that any and all actions taken by the officers in connection therewith are hereby ratified, confirmed, and approved.

This Unanimous Written Consent may be executed in counter parts and by facsimile and such counterparts and facsimile copies shall be conclusive evidence of the consent and ratification of the matters contained herein by the undersigned director(s).

Dated: March 6, 2014

/s/ Mars Callahan
Director

Director